                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549


                     -------------------------------


                                FORM 8-K
                             Current Report



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                      Date of Report: June 10, 1998





                  MERCANTILE CREDIT CARD MASTER TRUSTS
         (Exact name of registrant as specified in its charter)



          New York                   33-89380-01              37-0152681
----------------------------   ------------------------ ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification Number)


Mercantile Bank
        National Association
        140 West Hawthorne
        Hartford, Illinois                                          62048
 ----------------------------------------                         ----------
 (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code:

                                  (618) 251-2035

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Item 5.     Other Events.
            -------------

            The May 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on June 10, 1998.

Item 7.     Exhibits.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of May 1998.



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                                SIGNATURE
                                ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Mercantile Bank
                                       National Association, Servicer


                                       By:    \s\ Keith Roever

                                       Name:  Keith Roever
                                       Title: President



Date: June 18, 1998


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
                            INDEX TO EXHIBITS
                            -----------------

Exhibit
Number                              Exhibits
-------                             --------
    1                               Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of May, 1998.

